EXHIBIT 32.1
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection  with this  Amendment No. 1 to the Quarterly  Report of Manchester
Technologies, Inc. (the "Company") on Form 10-Q/A for the fiscal quarter ended April 30, 2004, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Barry R. Steinberg, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 5, 2005              /S/  Barry R. Steinebrg
                                     -----------------------------------
                                     Barry R. Steinberg
                                     Chief Executive Officer